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                                                                    EXHIBIT 10.1

                           DORAL FINANCIAL CORPORATION
                            ADMINISTRATIVE PROCEDURES
                  FOR FIXED AND FLOATING RATE MEDIUM-TERM NOTES
                     DUE 9 MONTHS OR MORE FROM DATE OF ISSUE
                          DATED AS OF           , 1999


         Senior Medium-Term Notes (the "Senior Notes") and Subordinated Medium-Term Notes (the "Subordinated Notes"), collectively the "Notes," are to be offered on a continuing basis by Doral Financial Corporation, a corporation organized under the laws of the Commonwealth of Puerto Rico (the "Corporation"), to or through Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Bears, Stearns & Co. Inc. (each, an "Agent" and, collectively, the "Agents"), pursuant to a Distribution Agreement dated , 1999 (the "Distribution Agreement") among the Corporation and the Agents. The Distribution Agreement provides both for the sale of Notes by the Corporation to one or more of the Agents as principal for resale to investors and other purchasers and for the sale of Notes by the Corporation directly to investors (as may from time to time be agreed to by the Corporation and the related Agents) in which case the Agents will act as agents of the Corporation in soliciting Note purchases.

         Unless otherwise agreed by the related Agents and the Corporation, Notes will be purchased by the related Agents as principal. Such purchases will be made in accordance with terms agreed upon by the related Agents and the Corporation (which terms, unless otherwise agreed, shall be agreed upon orally, with written confirmation prepared by the related Agents and mailed to the Corporation). If agreed upon by the Corporation and the applicable Agent, such Agent, acting solely for the Corporation and not as principal, will use its reasonable efforts to solicit offers to purchase the Notes. Only those provisions in these Administrative Procedures that are applicable to the particular role that an Agent will perform shall apply.

         The Senior Notes will be issued as a series of securities pursuant to a Senior Indenture, dated as of , 1999, as may be amended and supplemented from time to time (the "Senior Indenture"), between the Corporation and Bankers Trust Company (the "Trustee"), as trustee with respect to the Senior Notes. The Subordinated Notes will be issued as a series of securities pursuant to a Subordinated Indenture dated as of , 1999, as may be amended or supplemented from time to time (the "Subordinated Indenture"), between the Corporation and Bankers Trust Company. The Senior Indenture and the Subordinated Indenture are collectively referred to herein as the "Indentures." In accordance with the provisions of the Indentures, the Trustee has been appointed Authenticating Agent (in such capacity, the "Issuing Agent"). The Trustee will act as the Corporation's Paying Agent with respect to the Notes (in such capacity the "Paying Agent").

         A Registration Statement (the "Registration Statement," which term shall include any additional registration statements or amendments thereto filed in connection with the Notes as provided in the introductory paragraph of the Distribution Agreement) with respect to the Notes has been filed with the Securities and Exchange Commission (the "Commission").


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The most recent base Prospectus included in the Registration Statement, as supplemented with respect to the Notes, is herein referred to as the "Prospectus." The most recent supplement to the Prospectus setting forth the purchase price, interest rate or formula, maturity date and other terms of the Notes (as applicable) is herein referred to as the "Pricing Supplement."

         The Notes will be issued in book-entry form and represented by one or more global certificates in fully registered form without coupons (each, a "Book-Entry Note") delivered to the Issuing Agent, as agent for The Depository Trust Company ("DTC"), and recorded in the book-entry system maintained by DTC.

         General procedures relating to the issuance of the Notes are set forth in Part I hereof. Part II hereof sets forth procedures for the issuance of Notes in book-entry form. Capitalized terms used herein that are not otherwise defined shall have the meanings ascribed thereto in the applicable Indenture or the Notes, as the case may be.


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                           PART I: GENERAL PROCEDURES


Date of Issuance/
  Authentication:                       Each Note will be dated as of the date
                                        of its authentication by the Issuing
                                        Agent. Each Note shall also bear an
                                        original issue date (each, an "Original
                                        Issue Date"). The Original Issue Date
                                        shall remain the same for all Notes
                                        subsequently issued upon transfer,
                                        exchange or substitution of an original
                                        Note regardless of their dates of
                                        authentication.

Maturities:                             Each Note will mature on a date selected
                                        by the investor or other purchaser and
                                        agreed to by the Corporation which is
                                        not less than nine months from its
                                        Original Issue Date (the "Stated
                                        Maturity"); provided, however, that
                                        Notes bearing interest at rates
                                        determined by reference to selected
                                        indices ("Floating Rate Notes") will
                                        mature on an Interest Payment Date.

Registration:                           Unless otherwise provided in the
                                        applicable Pricing Supplement, Notes
                                        will be issued only in fully registered
                                        form.

Denominations:                          Unless otherwise provided in the
                                        applicable Pricing Supplement, Notes
                                        will be issued in denominations of
                                        $1,000 or any integral multiple of
                                        $1,000 in excess thereof.

Interest Base Rates
  applicable to
  Floating Rate
  Notes: Unless otherwise provided in the applicable Pricing Supplement, Floating Rate Notes (except for certain Discount Notes) will be issued as described below. The applicable Pricing Supplement will specify the "Interest Rate Basis" or "Interest Rate Bases" by reference to which interest will be determined which may be one or more of the CD Rate ("CD Rate Notes"), the CMT Rate ("CMT Rate Notes"), the Commercial Paper Rate ("Commercial Paper Rate Notes"), the 11th District Cost of Funds Rate ("11th District Cost of Funds Rate Notes") the Federal Funds Rate ("Federal Funds Rate Notes"), LIBOR ("LIBOR Notes"), the Prime Rate ("Prime Rate Notes"), the Treasury Rate ("Treasury Rate Notes") or any other interest rate basis or formula specified in the applicable Pricing Supplement, or by reference to two or more such rates, as adjusted by the Spread and/or Spread Multiplier, if any, applicable to such Floating Rate Notes.

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Repayment/Redemption:                   The Notes will be subject to repayment
                                        at the option of the Holders thereof in
                                        accordance with the terms of the Notes
                                        on their respective Optional Repayment
                                        Dates, if any. Optional Repayment Dates, if any, will be fixed at the time of sale and set forth in the applicable Pricing Supplement and in the applicable Note. If no Optional Repayment Dates are indicated with respect to a Note, such Note will not be repayable at the option of the Holder prior to its Stated Maturity.

                                        The Notes will be subject to redemption
                                        by the Corporation on and after their
                                        respective Redemption Dates, if any.
                                        Redemption Dates, if any, will be fixed
                                        at the time of sale and set forth in the applicable Pricing Supplement and in the applicable Note. If no Redemption Dates are indicated with respect to a Note, such Note will not be redeemable prior to its Stated Maturity.

Calculation of
  Interest:                             In case of Fixed Rate Notes, interest
                                        (including payments for partial periods) will be calculated and paid on the basis of a 360-day year of twelve 30-day months.

                                        The interest rate on each Floating Rate
                                        Note will be calculated by reference to
                                        the specified Interest Rate Basis or
                                        specified Interest Rate Bases plus or
                                        minus the applicable Spread, if any,
                                        and/or multiplied by the applicable
                                        Spread Multiplier, if any.

                                        Unless otherwise provided in the
                                        applicable Pricing Supplement, accrued
                                        interest on each Floating Rate Note will be calculated by multiplying its principal amount by an accrued interest factor. Such accrued interest factor is computed by adding the interest factor calculated for each day in the period for which accrued interest is being calculated. Unless otherwise specified in the applicable Pricing Supplement, the interest factor for each such day is computed by dividing the interest rate applicable to such day by 360 in the case of CD Rate Notes, Commercial Paper Rate Notes, 11th District Cost of Funds Rate Notes, Federal Funds Rate Notes, LIBOR Notes or Prime Rate Notes, or by the actual number of days in the year in the case of CMT Rate Notes or Treasury Rate Notes. Unless otherwise specified in the applicable Pricing Supplement, the interest factor for Notes for which the interest rate is calculated with reference to two or more Interest Rate Bases will be calculated in each period in the same manner

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                                        as if only the lowest, highest or
                                        average of the applicable Interest Rate
                                        Bases is applied.

Interest:                               General. Each Note will bear interest in
                                        accordance with its terms. Unless
                                        otherwise provided in the applicable
                                        Pricing Supplement, each payment of
                                        interest on the Notes will include
                                        interest accrued from and including the
                                        immediately preceding Interest Payment
                                        Date in respect of which interest has
                                        been paid (or from and including the
                                        Original Issue Date, if no interest has
                                        been paid with respect to the applicable
                                        Note) to but excluding the related
                                        Interest Payment Date, the Stated
                                        Maturity, any Redemption Date or any
                                        Optional Repayment Date (each Stated
                                        Maturity, Redemption Date or Optional
                                        Repayment Date is referred to herein as
                                        "Maturity"). Interest payable at
                                        Maturity will be payable to the Person
                                        to whom the principal of such Note is
                                        payable.

                                        If an Interest Payment Date or the date
                                        of Maturity with respect to any Fixed
                                        Rate Note falls on a day that is not a
                                        Business Day (as defined below), the
                                        payment of interest required to be made
                                        on such Interest Payment Date will be
                                        made on the next succeeding Business Day with the same force and effect as if made on such Interest Payment Date and no interest will accrue on such payment for the period from and after such Interest Payment Date to the next succeeding Business Day. If an Interest Payment Date (other than at Maturity) with respect to any Floating Rate Note would otherwise fall on a day that is not a Business Day, such Interest Payment Date will be postponed to the next succeeding day that is a Business Day, except that in the case of a LIBOR Note (or a Note for which LIBOR is an applicable Interest Rate Basis), if such Business Day falls in the next succeeding calendar month, such Interest Payment Date will be the immediately preceding Business Day. If the date of Maturity of a Floating Rate Note falls on a day that is not a Business Day, the payment of principal, premium, if any, and interest will be made on the next succeeding Business Day with the same force and effect as if made on such date of maturity and no interest on such payment will accrue for the period from and after such Maturity to the next succeeding Business Day. For additional special provisions relating to Floating Rate Notes, see the Prospectus and the applicable Pricing Supplement.

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                                        Regular Record Dates. Unless otherwise
                                        provided in the applicable Pricing
                                        Supplement, the "Regular Record Date"
                                        with respect to any Interest Payment
                                        Date for a Note shall be the date 15
                                        calendar days (whether or not a Business
                                        Day) immediately preceding such Interest
                                        Payment Date.

                                        Interest Payment Dates. Interest
                                        payments will be made on each Interest
                                        Payment Date commencing with the first
                                        Interest Payment Date following the
                                        Original Issue Date and on the Maturity
                                        Date; provided, however, the first
                                        payment of interest on any Note
                                        originally issued between a Regular
                                        Record Date and the related Interest
                                        Payment Date or on an Interest Payment
                                        Date will occur on the Interest Payment
                                        Date immediately following the next
                                        succeeding Regular Record Date.

                                        Fixed Rate Notes. Unless otherwise
                                        provided in an applicable Fixed Rate
                                        Note, interest payments on Fixed Rate
                                        Notes will be made semiannually on and , of each year and at Maturity.

                                        Floating Rate Notes. Interest payments
                                        on Floating Rate Notes will be made as
                                        specified in the related Floating Rate
                                        Note and Pricing Supplement.

Acceptance and
  Rejection of Offers
  from Solicitation
  as Agents:                            If agreed upon by the Corporation and
                                        any Agent, such Agent, acting solely as
                                        agent for the Corporation and not as
                                        principal, will solicit purchases of the Notes. Each Agent will communicate to the Corporation, orally or in writing, each offer to purchase Notes solicited by such Agent on an agency basis, other than those offers rejected by such Agent. Each Agent has the right, in its discretion reasonably exercised, to reject any proposed purchase of Notes, as a whole or in part, and any such rejection is not deemed a breach of such Agent's agreement contained in the
                                        Distribution Agreement. The Corporation
                                        may accept or reject any proposed
                                        purchase of the Notes, in whole or in
                                        part, any such rejection is not deemed a breach of the Corporation's agreements contained in the Distribution Agreement.

Preparation of
  Pricing Supplement:                   If any offer to purchase a Note is
                                        accepted by the Corporation, the
                                        Corporation will promptly prepare a

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                                        Pricing Supplement reflecting the terms
                                        of such Note and file such Pricing
                                        Supplement with the Commission in
                                        accordance with Rule 424 under the
                                        Securities Act of 1933 and Rule 901 of
                                        Regulation S-T. Information to be
                                        included in the Pricing Supplement shall include:

                                        1. the name of the Corporation;

                                        2. the title of the securities,
                                           including series designation, if
                                           any;

                                        3. the date of the Pricing Supplement
                                           and the dates of the Prospectus and
                                           Prospectus Supplement to which the
                                           Pricing Supplement relates;

                                        4. the name of the Offering Agent (as
                                           hereinafter defined);

                                        5. whether such Notes are being sold to
                                           the Offering Agent as principal or
                                           to an investor or other purchaser
                                           through the Offering Agent acting as
                                           agent for the Corporation;

                                        6. with respect to Notes sold to the
                                           Offering Agent as principal, whether
                                           such Notes will be resold by the
                                           Offering Agent to investors and other
                                           purchasers at (i) a fixed public
                                           offering price of a specified
                                           percentage of their principal amount,
                                           (ii) varying prices related to
                                           prevailing market prices at the time
                                           of resale to be determined by the
                                           Offering Agent or (iii) 100% of
                                           their principal amount;

                                        7. with respect to Notes sold to an
                                           investor or other purchaser through
                                           the Offering Agent acting as agent
                                           for the Corporation, whether such
                                           Notes will be sold at (i) 100% of
                                           their principal amount or (ii)
                                           another specified percentage of
                                           their principal amount;

                                        8. the Offering Agent's commission or
                                           underwriting discount;

                                        9. net proceeds to the Corporation;

                                       10. Principal Amount, Specified
                                           Currency, Original Issue Date,
                                           Stated Maturity Date, Authorized
                                           Denomination, Interest Payment
                                           Date(s), Redemption Date, if any,
                                           Initial Redemption Percentage, if
                                           any, Annual Redemption Percentage
                                           Reduction, if any,

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                                        and Optional Repayment Date or Dates, if
                                        any, Exchange Rate Agent, if any,
                                        Default Rate, if any, Option to Elect
                                        Payment in Specified Currency, Day Count
                                        Convention, whether such Note is a
                                        Discount Note (and, if so, the Issue
                                        Price), and, in the case of Fixed Rate
                                        Notes, Interest Rate, Regular Record
                                        Date or Dates (if other than   and   of
                                        each year), and, in the case of Floating
                                        Rate Notes, Interest Category, Interest
                                        Rate Basis or Bases, LIBOR Rueters or
                                        LIBOR Telerate, if applicable,
                                        Designated LIBOR Currency, if
                                        applicable, Designated CMT Telerate
                                        Page, if applicable, Designated CMT
                                        Maturity Index, if applicable, Index
                                        Maturity, if applicable, Initial
                                        Interest Rate, Maximum Interest Rate, if any, Minimum Interest Rate, if any, Initial Interest Reset Date, Interest Reset Date or Dates, Interest Reset Period, Spread and/or Spread Multiplier, if any, Calculation Agent; and Interest Payment Period;

                                   11.  the information with respect to the
                                        terms of the Notes set forth below under "Procedures for Notes Issued in Book-Entry Form - Settlement
                                        Procedures," items 1, 2, 6, 7, 8 and 9;
                                        and


                                   12.  any other provisions of the Notes
                                        material to investors or other
                                        purchasers of the Notes not otherwise
                                        specified in the Prospectus or Pricing
                                        Supplement.

                                        One copy of such filed document will be
                                        sent by telecopy or overnight express
                                        (for delivery by the close of business
                                        on the applicable trade date, but in no
                                        event later than 11:00 a.m., New York
                                        City time, on the Business Day following the applicable trade date) to the Agent which made or presented the offer to purchase the applicable Note (such Agent in such capacity, the "Offering Agent"), the Trustee, Issuing Agent and the Paying Agent at the following applicable address:

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                      if to Merrill Lynch & Co., to:

                          Merrill Lynch & Co.--Tritech Services
                          44-B Colonial Drive
                          Piscataway, New Jersey  08854
                          Attention: Nachman Kimerling/Final Prospectus Unit telephone (732) 885-2768 telecopier: (732) 858-2774/5/6

                          with a copy to:

                          Merrill Lynch & Co.,
                          Merrill Lynch, Pierce, Fenner & Smith
                                                Incorporated
                          World Financial Center
                          North Tower
                          10th Floor
                          New York, New York  10281-1310
                          Attention:  Product Management
                          telecopier:  (212) 449-2234

                      if to Bears, Stearns & Co. Inc., to:

                          Bears, Stearns & Co. Inc.
                          245 Park Avenue
                          4th Floor
                          New York, New York  10167
                          Attention: Medium-Term Note Desk
                          telephone: (212) 272-5371
                          telecopier: (212) 272-6227

                     if to the Trustee (in such capacity or as Issuing Agent or Paying Agent), to:

                          Attention:
                          telecopier:


                     For record keeping purposes, one copy of each Pricing Supplement, as so filed, shall also be mailed or telecopied to Brown & Wood LLP at One World Trade Center, New York, New York 10048, Attention: Daniel M. Rossner.

                     In each instance that a Pricing Supplement is prepared, the Offering Agent will provide a copy of such Pricing Supplement to each investor or purchaser of the relevant Notes or its agent. Outdated Pricing Supplements, and the supplemented Prospectuses to which they are attached (other than those retained for files) will be destroyed.

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Settlement:                             The receipt of immediately available
                                        funds by the Corporation in payment for
                                        a Note and the authentication and
                                        delivery of such Note shall, with
                                        respect to such Note, constitute
                                        "settlement." Offers accepted by the
                                        Corporation will be settled in three
                                        Business Days, or at a time as the
                                        purchaser, the applicable Agent and the
                                        Corporation shall agree, pursuant to the timetable for settlement set forth in
                                        Part II hereof under "Settlement
                                        Procedures" with respect to Book-Entry
                                        Notes (each such date fixed for
                                        settlement is hereinafter referred to as a "Settlement Date"). If procedures A and B of the applicable Settlement Procedures with respect to a particular offer are not completed on or before the time set forth under the applicable "Settlement Procedures Timetable," such offer shall not be settled until the Business Day following the completion of settlement procedures A and B or such later date as the purchaser and the Corporation shall agree.

                                        The foregoing settlement procedures may
                                        be modified, with respect to any
                                        purchase of Notes by an Agent as
                                        principal, if so agreed by the
                                        Corporation and such Agent.

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Procedure for Changing
  Rates or Other
  Variable Terms:                       When a decision has been reached to
                                        change the interest rate or any other
                                        variable term on any Notes being sold by the Corporation, the Corporation will promptly advise the Agents and the Issuing Agent by facsimile transmission and the Agents will forthwith suspend solicitation of offers to purchase such Notes. The Agents will telephone the Corporation with recommendations as to the changed interest rates or other variable terms. At such time as the Corporation advises the Agents and the Issuing Agent by facsimile transmission of the new interest rates or other variable terms, the Agents may resume solicitation of offers to purchase such Notes. Until such time only "indications of interest" may be recorded.
                                        Immediately after acceptance by the
                                        Corporation of an offer to purchase
                                        Notes at a new interest rate or new
                                        variable term, the Corporation, the
                                        Offering Agent and the Issuing Agent
                                        shall follow the procedures set forth
                                        under the applicable "Settlement
                                        Procedures."

Suspension of
  Solicitation;
  Amendment or
  Supplement:                           The Corporation may instruct the Agents
                                        to suspend solicitation of offers to
                                        purchase Notes at any time. Upon receipt of such instructions, the Agents will forthwith suspend solicitation of offers to purchase from the Corporation until such time as the Corporation has advised them that solicitation of offers to purchase may be resumed. If the Corporation decides to amend or supplement the Registration Statement or the Prospectus (other than to establish or change interest rates or formulas, maturities, prices or other similar variable terms with respect to the Notes or as provided by the Distribution
                                        Agreement), it will promptly advise the
                                        Agents and will furnish the Agents and
                                        their counsel with copies of the
                                        proposed amendment or supplement at the
                                        following applicable address:

                                        Merrill Lynch & Co.,
                                        Merrill Lynch, Pierce, Fenner & Smith
                                                             Incorporated
                                        World Financial Center
                                        North Tower
                                        10th Floor
                                        New York, New York  10281-1310


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                                        Attention: MTN Product Management
                                        telecopier: (212) 449-2234

                                        Bears, Stearns & Co. Inc.
                                        245 Park Avenue
                                        4th Floor
                                        New York, New York  10167
                                        Attention: Medium-Term Note Desk
                                        telephone: (212) 272-5371
                                        telecopier: (212) 272-6227

                                        For record keeping purposes, one copy of each Pricing Supplement, as so filed, shall also be mailed or telecopied to Brown & Wood LLP at One World Trade Center, New York, New York 10048,
                                        Attention: Daniel M.
                                        Rossner.

                                        In the event that at the time the
                                        solicitation of offers to purchase from
                                        the Corporation is suspended (other than to establish or change interest rates or formulas, maturities, prices or other similar variable terms with respect to the Notes) there shall be any offers to purchase Notes that have been accepted by the Corporation which have not been settled, the Corporation will promptly advise the Offering Agent and the Issuing Agent whether such offers may be settled and whether copies of the Prospectus as theretofore amended and/or supplemented as in effect at the time of the suspension may be delivered in connection with the settlement of such offers. The Corporation will have the sole responsibility for such decision and for any arrangements which may be made in the event that the Corporation determines that such offers may not be settled or that copies of such Prospectus may not be so delivered.

Delivery of Prospectus
  and applicable
  Pricing Supplement:                   A copy of the most recent Prospectus and
                                        the applicable Pricing Supplement must
                                        accompany or precede the earlier of (a)
                                        the written confirmation of a sale sent
                                        to an investor or other purchaser or its agent and (b) the delivery of Notes to an investor or other purchaser or its agent.

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Authenticity of
  Signatures:                           The Agents will have no obligation or
                                        liability to the Corporation, the
                                        Trustee, the Issuing Agent or the Paying
                                        Agent in respect of the authenticity of
                                        the signature of any officer, employee
                                        or agent of the Corporation, the
                                        Trustee, the Issuing Agent or the Paying
                                        Agent on any Note.

Documents Incorporated
  by Reference:                         At the Agent's request the Corporation
                                        shall supply the Agents with an adequate supply of all documents incorporated by reference in the Registration Statement and the Prospectus.

Business Day:                           Unless otherwise provided in the Notes,
                                        "Business Day" means, with respect to
                                        any Note, any day, other than a Saturday or Sunday, that is neither a legal holiday nor a day on which commercial banks are authorized or required by law, regulation or executive order to close in The City of New York; provided, however, that with respect to Foreign
                                        Currency Notes the payment of which is
                                        to be made in a Specified Currency other than U.S. dollars, such day is also a day on which commercial banks are authorized or required by law, regulation or executive order to close in the Principal Financial Center (as defined below) of the country issuing such Specified Currency unless the
                                        Specified Currency is Euro, in which
                                        case such day is also a day on which the Trans-European Automated Real-Time Gross
                                        Settlement Express Target (TARGET)
                                        System is open; provided, further, that, with respect to Notes for which LIBOR is an applicable Interest Rate Basis, such day is also a London Business Day.
                                        "London Business Day" means any day on
                                        which commercial banks are open for
                                        business, including dealings in the
                                        Designated LIBOR Currency, in London. It being understood that if no such currency or composite currency is specified in the applicable Pricing
                                        Supplement, the Index Currency shall be
                                        U.S. dollars. "Principal Financial
                                        Center" means (i) the capital city of
                                        the country issuing the Specified
                                        Currency or (ii) the capital city of the country to which the Designated LIBOR
                                        Currency relates, as applicable, except, in the case of (i) or (ii) above, that with respect to U.S. dollars, Australian dollars, Canadian dollars, Deutsche marks, Dutch guilders, Portuguese escudos, South African rand and Swiss francs, the Principal Financial Center shall be The City of New York, Sydney and (solely in the case of the Specified
                                        Currency) Melbourne, Toronto, Frankfurt,


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                                        Amsterdam, London (solely in the case of
                                        the Designated LIBOR Currency),
                                        Johannesburg and Zurich, respectively.


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                      PART II: PROCEDURES FOR NOTES ISSUED
                               IN BOOK-ENTRY FORM


         In connection with the qualification of Notes issued in book-entry form for eligibility in the book-entry system maintained by DTC, the Issuing Agent will perform the custodial, document control and administrative functions described below, in accordance with its respective obligations under a Bring-Down Letter of Representation from the Corporation and the Issuing Agent to DTC, dated , 1999, and a Certificate of Deposit Agreement, dated _____________, between the Issuing Agent and DTC, as amended (the "Certificate Agreement"), and its obligations as a participant in DTC, including DTC's Same-Day Funds Settlement System ("SDFS").

Issuance:                               All Fixed Rate Notes issued in
                                        book-entry form having the same Original
                                        Issue Date, Specified Currency, Interest
                                        Rate, Default Rate, Interest Payment
                                        Dates, Day Count Convention, Redemption
                                        and/or Repayment terms, if any, and
                                        Stated Maturity Date (collectively, the
                                        "Fixed Rate Terms") will be represented
                                        initially by a single Book-Entry Note;
                                        and all Floating Rate Notes issued in
                                        book-entry form having the same Original
                                        Issue Date, Specified Currency, Interest
                                        Category, formula for the calculation of interest, and specifying the Interest
                                        Rate Basis or Bases, which may be the CD
                                        Rate, the CMT Rate, the Commercial Paper
                                        Rate, the 11th District Cost of Funds
                                        Rate, the Federal Funds Rate, LIBOR, the
                                        Prime Rate or the Treasury Rate or any
                                        other interest rate basis or formula,
                                        Initial Interest Rate, Default Rate,
                                        Index Maturity, Spread and/or Spread
                                        Multiplier, if any, Day Count
                                        Convention, Minimum Interest Rate, if
                                        any, Maximum Interest Rate, if any,
                                        redemption and/or repayment terms, if
                                        any, Interest Payment Dates, Initial
                                        Interest Reset Date, Interest Reset
                                        Dates and Stated Maturity (collectively,
                                        "Floating Rate Terms") will be
                                        represented initially by a single
                                        Book-Entry Note.

                                        Each Book-Entry Note will be dated and
                                        issued as of the date of its
                                        authentication by the Issuing Agent. The date from which interest will begin to accrue with respect to each Book-Entry Note will be (a) with respect to an original Book-Entry Note (or any portion thereof), its Original Issue Date and
                                        (b) with respect to any Book-Entry Note
                                        (or portion thereof) issued subsequently upon exchange of a Book-Entry Note or in lieu of a destroyed, lost or stolen Book-Entry Note, the most recent Interest Payment Date to which interest has been paid or duly provided for on the predecessor Book-Entry Note or Notes

                                        (or if no such payment or provision has
                                        been made, the Original Issue Date of
                                        the predecessor Book-Entry Note or
                                        Notes), regardless of the date of
                                        authentication of such subsequently
                                        issued Book-Entry Note. No Book-Entry
                                        Note shall represent any Note issued in
                                        certificated form.

                                        For other variable terms with respect to the Fixed Rate Notes and Floating Rate Notes, see the Prospectus and the applicable Pricing Supplement.

                                        Except as provided in the applicable
                                        Indenture, no owner of a beneficial
                                        interest in a Book-Entry Note shall be
                                        entitled to receive any Note issued in
                                        certificated form.

Identification:                         The Corporation has arranged with the
                                        CUSIP Service Bureau of Standard &
                                        Poor's Corporation (the "CUSIP Service
                                        Bureau") for the reservation of two
                                        series of CUSIP numbers, each of which
                                        consists of approximately 900 CUSIP
                                        numbers which have been reserved for and relate to Book-Entry Notes and the Corporation has delivered to each of the Trustee, the Issuing Agent and DTC a list of such CUSIP numbers. The
                                        Corporation will assign CUSIP numbers to Book-Entry Notes as described below under Settlement Procedure B. DTC will notify the CUSIP Service Bureau periodically of the CUSIP numbers that the Corporation has assigned to
                                        Book-Entry Notes. The Trustee or the
                                        Issuing Agent, as the case may be, will
                                        notify the Corporation at any time when
                                        fewer than 100 of the reserved CUSIP
                                        numbers of either series remain
                                        unassigned to Book-Entry Notes, and, if
                                        it deems necessary, the Corporation will reserve and obtain additional CUSIP numbers for assignment to Book-Entry
                                        Notes. Upon obtaining such additional
                                        CUSIP numbers, the Corporation will
                                        deliver a list of such additional
                                        numbers to the Trustee, the Issuing
                                        Agent and DTC. An issue of Notes having
                                        an aggregate principal amount in excess
                                        of $200,000,000 (or the equivalent
                                        thereof in one or more foreign or
                                        composite currencies) and otherwise
                                        required to be represented by the same
                                        Book-Entry Note will instead be
                                        represented by two or more Book-Entry
                                        Notes which shall all be assigned the
                                        same CUSIP number.

Registration:                           Unless otherwise specified by DTC, all
                                        Book-Entry Notes will be registered in
                                        the name of Cede & Co., as nominee for
                                        DTC, on the register maintained by the
                                        Issuing Agent under the Indenture. The
                                        beneficial owner of a Note issued in
                                        book-entry form (i.e., an owner of a
                                        beneficial interest in
                                        a Book-Entry Note) (or one or more
                                        indirect participants in DTC designated
                                        by such owner) will designate one or
                                        more participants in DTC (with respect
                                        to such Note issued in book-entry form,
                                        the "Participants") to act as agent for
                                        such beneficial owner in connection with the book-entry system maintained by DTC, and DTC will record in book-entry form, in accordance with instructions provided by such Participants, a credit balance with respect to such Note issued in book-entry form in the account of such Participants. The ownership interest of such beneficial owner in such Note issued in book-entry form will be recorded through the records of such Participants or through the separate records of such Participants and one or more indirect participants in DTC.

Transfers:                              Transfers of beneficial ownership
                                        interests in a Book-Entry Note will be
                                        accomplished by book entries made by DTC and, in turn, by Participants (and, in certain cases, one or more indirect participants in DTC) acting on behalf of beneficial transferors and transferees of such Book-Entry Note.

Exchanges:                              The Issuing Agent may deliver to DTC and
                                        the CUSIP Service Bureau at any time a
                                        written notice specifying (a) the CUSIP
                                        numbers of two or more Book-Entry Notes
                                        outstanding on such date that represent
                                        Notes having the same Fixed Rate Terms
                                        or Floating Rate Terms, as the case may
                                        be (other than Original Issue Dates),
                                        and for which interest has been paid to
                                        the same date; (b) a date, occurring at
                                        least 30 days after such written notice
                                        is delivered and at least 30 days before the next Interest Payment Date for the related Notes issued in book-entry form, on which such Book-Entry Notes shall be exchanged for a single replacement
                                        Book-Entry Note; and (c) a new CUSIP
                                        number, obtained from the Corporation,
                                        to be assigned to such replacement
                                        Book-Entry Note. Upon receipt of such a
                                        notice, DTC will send to its
                                        Participants (including the Issuing
                                        Agent) a written reorganization notice
                                        to the effect that such exchange will
                                        occur on such date. Prior to the
                                        specified exchange date, the Issuing
                                        Agent will deliver to the CUSIP Service
                                        Bureau written notice setting forth such exchange date and the new CUSIP number and stating that, as of such exchange date, the CUSIP numbers of the Book-Entry Notes to be exchanged will no longer be valid. On the specified exchange date, the Issuing Agent will exchange such Book-Entry Notes for a single Book-Entry Note bearing the new
                                        CUSIP number and the CUSIP
                                        numbers of the exchanged Book-Entry
                                        Notes will, in accordance with CUSIP
                                        Service Bureau procedures, be canceled
                                        and not immediately reassigned.
                                        Notwithstanding the foregoing, if the
                                        Book-Entry Notes to be exchanged exceed
                                        $200,000,000 (or the equivalent thereof
                                        in one or more foreign or composite
                                        currencies) in aggregate principal
                                        amount, one replacement Book-Entry Note
                                        will be authenticated and issued to
                                        represent each $200,000,000 (or the
                                        equivalent thereof in one or more
                                        foreign or composite currencies) of
                                        principal amount of the exchanged
                                        Book-Entry Notes and an additional
                                        Book-Entry Note or Notes will be
                                        authenticated and issued to represent
                                        any remaining principal amount of such
                                        Book-Entry Notes (See "Denominations"
                                        below).

Denominations:                          Unless otherwise provided in the
                                        applicable Pricing Supplement, Notes
                                        issued in book-entry form will be issued in denominations of $1,000 and integral multiples of $1,000 in excess thereof.
                                        Book-Entry Notes will be denominated in
                                        principal amounts not in excess of
                                        $200,000,000 (or the equivalent thereof
                                        in one or more foreign or composite
                                        currencies). If one or more Notes issued in book-entry form having an aggregate principal amount in excess of
                                        $200,000,000 (or the equivalent thereof
                                        in one or more foreign or composite
                                        currencies) would, but for the preceding sentence, be represented by a single
                                        Book-Entry Note, then one Book-Entry
                                        Note will be issued to represent each
                                        $200,000,000 (or the equivalent thereof
                                        in one or more foreign or composite
                                        currencies) principal amount of such
                                        Note or Notes issued in book-entry form
                                        and an additional Book-Entry Note or
                                        Notes will be issued to represent any
                                        remaining principal amount of such Note
                                        or Notes issued in book-entry form. In
                                        such a case, each of the Book-Entry
                                        Notes shall all be assigned the same
                                        CUSIP number.

Payments of Principal
  and Interest:                         Payments of Interest Only. Promptly
                                        after each Regular Record Date, the
                                        Issuing Agent will deliver to the
                                        Corporation and DTC a written notice
                                        specifying by CUSIP number the amount of interest to be paid on each Book-Entry
                                        Note on the following Interest Payment
                                        Date (other than an Interest Payment
                                        Date coinciding with Maturity) and the
                                        total of such amounts. DTC will confirm
                                        the amount payable on each Book-Entry
                                        Note on such Interest Payment Date by
                                        reference to the daily bond reports
                                        published by Standard & Poor's
                                        Corporation. On
                                        such Interest Payment Date, the
                                        Corporation will pay to the Issuing
                                        Agent in immediately available funds an
                                        amount sufficient to pay the interest
                                        then due and owing, and upon receipt of
                                        such funds from the Corporation, the
                                        Issuing Agent in turn will pay to DTC,
                                        such total amount of interest due on
                                        such Book-Entry Notes (other than at
                                        Maturity) which is payable in U.S.
                                        dollars, at the times and in the manner
                                        set forth below under "Manner of
                                        Payment." The Issuing Agent shall make
                                        payment of that amount of interest due
                                        and owing on any Book-Entry Notes that
                                        Participants have elected to receive in
                                        foreign or composite currencies directly to such Participants.

                                        Notice of Interest Rates and Regular
                                        Record Dates. Promptly after each
                                        Interest Determination Date, or
                                        Calculation Date, as the case may be,
                                        for Floating Rate Notes issued in
                                        book-entry form, the Issuing Agent will
                                        notify each of Moody's Investors
                                        Service, Inc. and Standard & Poor's
                                        Corporation of the interest rates
                                        determined on such Interest
                                        Determination Date.

                                        Payments at Maturity. On or about the
                                        first Business Day of each month, the
                                        Issuing Agent will deliver to the
                                        Corporation and DTC a written list of
                                        principal, premium, if any, and interest to be paid on each Book-Entry Note maturing either at Stated Maturity, on a Redemption Date in, or for which an Option to Elect Repayment has been received with respect to, such month. The Issuing Agent, the Corporation and DTC will confirm the amounts of such principal, premium, if any, and interest payments with respect to a Book-Entry Note on or about the fifth Business Day preceding the Maturity of such Book-Entry Note. At such Maturity, the Corporation will pay to the Issuing Agent in immediately available funds an amount sufficient to make such Maturity payment, and upon receipt of such funds the Issuing Agent in turn will pay to DTC, the principal amount of such Note, together with interest and premium, if any, due at such Maturity, which are payable in U.S. dollars, at the times and in the manner set forth below under "Manner of Payment." The Issuing Agent shall make the payment of the principal, premium, if any, and interest to be paid at the Maturity of each Book-Entry Note that Participants have elected to receive in foreign or composite currencies directly to such
                                        Participants. Promptly after (i) payment to DTC of the principal, premium, if any, and interest due at the Maturity of such Book-Entry Note which are payable in U.S. dollars and (ii) payment of principal, premium, if any, and interest due at the Maturity of such Book-Entry Note to those Participants who have elected to receive such payments in foreign or composite currencies, the Issuing Agent will cancel such Book-Entry Note and deliver it to the Corporation with an appropriate debit advice. On the first Business Day of each month, the Issuing Agent will deliver to the Corporation a written statement indicating the total principal amount of outstanding Book-Entry Notes as of the close of business on the immediately preceding Business Day.

                                        Manner of Payment. The total amount of
                                        any principal, premium, if any, and
                                        interest due on Book-Entry Notes on any
                                        Interest Payment Date or at Maturity, as the case may be, which is payable in U.S. dollars shall be paid by the Corporation to the Issuing Agent in funds available for use by the Issuing Agent no later than 10:00 a.m., New York City time, on such date. The Corporation will make such payment on such Book-Entry Notes to an account specified by the Issuing Agent. Upon receipt of such funds, the Issuing Agent will pay by separate wire transfer (using Fedwire message entry instructions in a form previously specified by DTC) to an account at the Federal Reserve Bank of New York previously specified by DTC, in funds available for immediate use by DTC, each payment in U.S. dollars of principal, premium, if any, and interest, due on a Book-Entry Note on such date. Thereafter on such date, DTC will pay, in accordance with its SDFS operating procedures then in effect, such amounts in funds available for immediate use to the respective Participants in whose names the beneficial interests in such Notes are recorded in the book-entry system maintained by DTC. Neither the Corporation, the Issuing Agent nor the Trustee shall have any responsibility or liability for the payment in U.S. dollars by DTC of the principal of, premium, if any, or interest on, the Book-Entry Notes to such Participants. The Issuing Agent shall make all payments of principal, premium, if any, and interest on each Book-Entry Note that Participants have elected to receive in foreign or composite currencies directly to such
                                        Participants.

                                        Withholding Taxes. The amount of any
                                        taxes required under applicable law to
                                        be withheld from any interest payment on a Note will be determined and withheld by the Participant, indirect participant in DTC or other Person responsible for forwarding payments and materials directly to the beneficial owner of such Note.

Settlement
  Procedures:                     Settlement Procedures with regard to each Note
                                  in book-entry form purchased by an Agent, as principal, or sold through an Agent, as agent of the Corporation, will be as follows:

                                        A.  The Offering Agent will advise
                                            the Corporation by telephone,
                                            confirmed by facsimile, of the
                                            following Settlement information:


                                        1.     Principal Amount, Authorized
                                               Denomination, Specified Currency
                                               and Original Issue Date of the
                                               Note.

                                        2.     Exchange Rate Agent, if any.

                                        3.     Whether such Notes are Senior
                                               Notes or Subordinated Notes.

                                        4.     (a) Fixed Rate Notes:

                                                   (i)    Interest Rate

                                                   (ii)   Interest Payment Dates

                                               (b)    Floating Rate Notes:

                                                   (i)    Interest Category

                                                   (ii)   Interest Rate Basis or
                                                          Bases

                                                   (iii)  Initial Interest Rate

                                                   (iv)   Spread and/or Spread
                                                          Multiplier, if any

                                                   (v)    Initial Interest Reset
                                                          Date

                                                   (vi)   Interest Rate Reset
                                                          Period

                                                   (vii)  Interest Reset Date or
                                                          Dates

                                                   (viii) Interest Payment Dates

                                                   (ix)   Interest Payment
                                                          Period

                                                   (x)    Regular Record Dates

                                                   (xi)   Index Maturity, if any

                                    (xii)    Maximum and/or Minimum Interest
                                             Rates, if any

                                    (xiii)   Day Count Convention

                                    (xiv)    Calculation Agent

                                    (xv)     If LIBOR, indicate LIBOR Reuters or
                                             LIBOR Telerate

                                    (xvi)    If CMT Rate, indicate Designated
                                             CMT Telerate Page and Designated
                                             CMT Maturity Index

                           5. Price to public, if any, of the Note (or whether the Note is being offered at varying prices relating to prevailing market prices at time of resale as determined by the Offering Agent).

                           6.       Trade Date.

                           7.       Settlement Date (Original Issue Date).

                           8.       Stated Maturity.

                           9.       Redemption provisions, if any, including:
                                    Initial Redemption Date, Initial Redemption
                                    Percentage and Annual Redemption Percentage
                                    Reduction.

                           10.      Repayment provisions, if any.

                           11.      Default Rate, if any.

                           12.      Optional Repayment Date(s).

                           13.      Net proceeds to the Corporation.

                           14.      The Offering Agent's commission or
                                    underwriting discount.

                           15. Whether such Notes are being sold to the Offering Agent as principal or to an investor or other purchaser through the Offering Agent acting as agent for the Corporation.

                           16. Whether such Note is a Discount Note and the terms thereof.

                           17. Such other information specified with respect to the Notes (whether by Addendum or otherwise).

                  B. The Corporation will assign a CUSIP number to the Book-Entry Note representing such Note and then advise the Issuing Agent by facsimile transmission or other electronic transmission of the above settlement information received from the Offering Agent, such CUSIP number and the name of the Offering Agent. The Corporation will also advise the Offering Agent of the CUSIP number assigned to the Book-Entry Note.

                  C. The Issuing Agent will communicate to DTC and the Offering Agent through DTC's Participant Terminal System, a pending deposit message specifying the following settlement information:

                           1. The information set forth in the Settlement Procedure A.

                           2. Identification numbers of the participant accounts maintained by DTC on behalf of the Issuing Agent and the Offering Agent.

                           3. Identification of the Book-Entry Note as a Fixed Rate Book-Entry Note or Floating Rate Book-Entry Note.

                           4. Initial Interest Payment Date for such Note, number of days by which such date succeeds the related record date for DTC purposes (or, in the case of Floating Rate Notes which reset daily or weekly, the date five calendar days preceding the Interest Payment
                                    Date) and, if then calculable, the amount of interest payable on such Interest Payment Date (which amount shall have been confirmed by the Issuing Agent).

                           5.       CUSIP number of the Book-Entry Note
                                    representing such Note.

                           6. Whether such Book-Entry Note represents any other Notes issued or to be issued in book-entry form.

                           DTC will arrange for each pending deposit message described above to be transmitted to Standard &

                           Poor's Corporation, which will use the information in the message to include certain terms of the related Book-Entry Note in the appropriate daily bond report published by Standard & Poor's Corporation.

                  D. The Issuing Agent will complete and authenticate the Book-Entry Note representing such Note.

                  E. DTC will credit such Note to the participant account of the Issuing Agent maintained by DTC.

                  F. The Issuing Agent will enter an SDFS deliver order through DTC's Participant Terminal System instructing DTC (i) to debit such Note to the Issuing Agent's participant account and credit such Note to the participant account of the Offering Agent maintained by DTC and (ii) to debit the settlement account of the Offering Agent and credit the settlement account of the Issuing Agent maintained by DTC, in an amount equal to the price of such Note less such Offering Agent's discount or underwriting commission, as applicable. Any entry of such a deliver order shall be deemed to constitute a representation and warranty by the Issuing Agent to DTC that (i) the Book-Entry Note representing such Note has been issued and authenticated and (ii) the Issuing Agent is holding such Book-Entry Note pursuant to the Certificate Agreement.

                  G. In the case of Book-Entry Notes sold through the Offering Agent, as agent, the Offering Agent will enter an SDFS deliver order through DTC's Participant Terminal System instructing DTC (i) to debit such Note to the Offering Agent's participant account and credit such Note to the participant account of the Participants maintained by DTC and (ii) to debit the settlement accounts of such Participants and credit the settlement account of the Offering Agent maintained by DTC in an amount equal to the initial public offering price of such Note.

                  H. Transfers of funds in accordance with SDFS deliver orders described in Settlement Procedures F and G will be settled in accordance with SDFS operating procedures in effect on the Settlement Date.

                  I. Upon receipt, the Issuing Agent will pay the Corporation, by wire transfer of immediately available funds to an account specified by the Corporation to the Issuing Agent from time to time, in the amount transferred to the Issuing Agent in accordance with Settlement Procedure F.

                  J. The Issuing Agent will send a copy of the Book-Entry Note by first class mail to the Corporation together with a statement setting forth the principal amount of Notes outstanding as of the related Settlement Date after giving effect to such transaction and all other offers to purchase Notes of which the Corporation has advised the Issuing Agent but which have not yet been settled.

                  K. If the Note was sold through the Offering Agent, as agent, the Offering Agent will confirm the purchase of such Note to the investor or other purchaser either by transmitting to the Participant with respect to such Note a confirmation order through DTC's Participant Terminal System or by mailing a written confirmation to such investor or other purchaser.

Settlement Procedures
  Timetable:               For offers to purchase Notes accepted by the
                           Corporation, Settlement Procedures "A" through "K" set forth above shall be completed as soon as possible following the trade but not later than the respective times (New York City time) set forth below:

                           SETTLEMENT
                            PROCEDURE                          TIME
                           ----------                          ----

                                A                    11:00 a.m. on the trade date or within one hour
                                                     following the trade

                                B                    12:00 noon on the trade date or within one
                                                     hour following the trade

                                C                    No later than the close of business on the
                                                     trade date

                                D                    9:00 a.m. on Settlement Date

                                E                    10:00 a.m. on Settlement Date



                                F-G                  No later than 2:00 p.m. on Settlement Date

                                H                    4:00 p.m. on Settlement Date

                                I-K                  5:00 p.m. on Settlement Date


                           If a sale is to be settled more than one Business Day after the trade date, Settlement Procedures A, B, and C may, if necessary, be completed at any time prior to the specified times on the first Business Day after such trade date.

                           Settlement Procedure H is subject to extension in accordance with any extension of Fedwire closing deadlines and in the other events specified in the SDFS operating procedures in effect on the Settlement Date.

                           If settlement of a Note issued in book-entry form is rescheduled or canceled, the Issuing Agent will deliver to DTC, through DTC's Participant Terminal System, a cancellation message to such effect by no later than 5:00 p.m., New York City time, on the Business Day immediately preceding the scheduled Settlement Date.

Failure to Settle:         If the Issuing Agent fails to enter an SDFS deliver
                           order with respect to a Book-Entry Note issued in book-entry form pursuant to Settlement Procedure F, the Issuing Agent may deliver to DTC, through DTC's
                           Participant Terminal System, as soon as practicable a withdrawal message instructing DTC to debit such Note to the participant account of the Issuing Agent maintained at DTC. DTC will process the withdrawal message, provided that such participant account contains a principal amount of the Book-Entry Note representing such Note that is at least equal to the principal amount to be debited. If withdrawal messages are processed with respect to all the Notes represented by a Book-Entry Note, the Issuing Agent will mark such Book-Entry Note "canceled," make appropriate entries in its records and send certification of destruction of such canceled
                           Book-Entry Note to the Corporation. The CUSIP number assigned to such Book-Entry Note shall, in accordance with CUSIP Service Bureau procedures, be canceled and not immediately reassigned. If withdrawal messages are processed with respect to a portion of the Notes represented by a Book-Entry Note, the Issuing Agent will exchange such Book-Entry Note for two Book-Entry
                           Notes, one of which shall represent the Book-Entry
                           Notes
                           for which withdrawal messages are processed and shall be canceled immediately after issuance, and the other of which shall represent the other Notes previously represented by the surrendered Book-Entry Note and shall bear the CUSIP number of the surrendered
                           Book-Entry Note.

                           In the case of any Note in book-entry form sold through the Offering Agent, as agent, if the purchase price for any Book-Entry Note is not timely paid to the Participants with respect to such Note by the beneficial investor or other purchaser thereof (or a person, including an indirect participant in DTC, acting on behalf of such investor or other purchaser), such Participants and, in turn, the related Offering Agent may enter SDFS deliver orders through DTC's Participant Terminal System reversing the orders entered pursuant to Settlement Procedures F and G, respectively. Thereafter, the Issuing Agent will deliver the withdrawal message and take the related actions described in the preceding paragraph. If such failure shall have occurred for any reason other than default by the applicable Offering Agent to perform its obligations hereunder or under the Distribution Agreement, the Corporation will reimburse such Offering Agent on an equitable basis for its reasonable loss of the use of funds during the period when the funds were credited to the account of the Corporation.

                           Notwithstanding the foregoing, upon any failure to settle with respect to a Book-Entry Note, DTC may take any actions in accordance with its SDFS operating procedures then in effect. In the event of a failure to settle with respect to a Note that was to have been represented by a Book-Entry Note also representing other Notes, the Issuing Agent will provide, in accordance with Settlement Procedure D, for the authentication and issuance of a Book-Entry Note representing such remaining Notes and will make appropriate entries in its records.



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